PARADIGM FUNDS

Paradigm Capital Appreciation Fund

Supplement dated September 10, 2008

To Prospectus dated May 1, 2008

On September 8, 2008, the Board of Trustees of Paradigm Funds (the “Trust”) determined, based primarily upon the recommendations of Paradigm Funds Advisor LLC, the investment adviser to the Paradigm Capital Appreciation Fund (the "Fund"), to close the Fund and provide for its orderly dissolution.  Accordingly, the Trustees have authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the Fund on or about September 30, 2008.  Upon the date of liquidation, those shareholders remaining in the Fund will have their shares redeemed and the proceeds will be distributed as directed.

As a result of these developments, the Paradigm Capital Appreciation Fund is closed to new investors.  While undergoing an orderly liquidation, the Fund will invest in cash and cash equivalents and will not be pursuing its investment objective.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

______________________________________

This supplement and the prospectuses dated May 1, 2008 provide the information an investor ought to know and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated May 1, 2008, which is incorporated herein by reference and can be obtained without charge by calling 1-800-239-0732.